OTHER ASSETS, NET - Schedule of the Components of Other Assets (Details) - USD ($) $ in Thousands	Sep. 30, 2025	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Allowance for credit losses	$ 26,068	$ 26,068	$ 23,176
Notes receivable, net of $26.1 million allowance for credit losses as of December 31, 2024 and $23.2 million as of December 31, 2023	42,577	51,189	46,256	$ 32,786
Right of use asset	16,694	15,478	15,684
Exchange memberships and stock, at cost	3,829	3,829	3,829
Prepaid membership fees	4,000	4,000	3,000
Deferred IPO costs	0	5,978	5,406
Other	1,302	1,253	842
Total other assets, net	$ 68,402	$ 81,727	$ 75,017